UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 10, 2013

ENVISION HEALTHCARE CORPORATION

(Exact name of each registrant as specified in its charter)

Delaware	001-32701	20-3738384
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6200 S. Syracuse Way, Suite 200, Greenwood Village, Colorado (Address of principal executive offices)	80111 (Zip Code)

(303) 495-1200
(Registrant’s telephone number, including area code)

EMERGENCY MEDICAL SERVICES CORPORATION
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On June 10, 2013, the registrant amended its Second Amended and Restated Certificate of Incorporation to change its name from Emergency Medical Services Corporation to Envision Healthcare Corporation.  The registrant’s indirect parent company changed its name from CDRT Holding Corporation to Envision Healthcare Holdings, Inc.

The registrant’s press release announcing the name change is included as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit Number	Description
99.1	Press Release dated June 11, 2013 related to the name change.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENVISION HEALTHCARE CORPORATION
(Registrant)

June 11, 2013	By:	/s/ Craig A. Wilson
Craig A. Wilson
Senior Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit	Description
99.1	Press Release dated June 11, 2013 related to the name change.